W.P. Stewart & Co. Growth Fund, Inc.

                      Supplement Dated July 18, 2002 to the
                      Annual Report Dated December 31, 2001


         Effective immediately, the fifth paragraph in the Management Comments to the Annual Report is deleted in its entirety and replaced by the following:

                  I am optimistic about your Fund's portfolio earnings growth in 2002. Today it is selling at a discount to the Price Earnings ("P/E") ratio of the S&P 500 index, a most unusual situation which we think will be rectified during 2002, thereby giving your portfolio performance a potential additional boost from P/E expansion. Your portfolio also has a good balance in its weightings, as well as a good diversity among industry groups.